UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 28, 2026

Date of Report (Date of earliest event reported)

CLEARTRONIC, INC.

(Exact name of Registrant as specified in its charter)

Florida	65-0958798
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

28050 US Hwy 19N Clearwater, Florida	33761
(Address of principal executive offices)	(Zip Code)

+1 813-289-7620

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on which Registered:
Common Stock Par Value $0.001 per share	CLRI	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Agreement.

On August 28, 2026, the Company closed a stock repurchase agreement for 14,640,039 common shares from the Propst Family Trust.

Item 9.01- Exhibit List

Exhibit 9.01*	Stock Repurchase Agreement (Propst Family Trust)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 3, 2026.

By: CLEARTRONIC, INC.

/s/ Larry Reid
Name: Larry Reid
Title: President and Chief Financial Officer